1933 Act File No. 33-31072
                                                      1940 Act File No. 811-5876


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         Pre-Effective Amendment No.                         |_|

                       Post-Effective Amendment No. 16                       |X|

                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          |X|
                                     OF 1940

                                Amendment No. 16                             |X|

                             LORD ABBETT SERIES FUND
                             -----------------------
                Exact Name of Registrant as Specified in Charter

                  767 FIFTH AVENUE, NEW YORK, N. Y. 10153-0203
                  --------------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 FIFTH AVENUE, NEW YORK, N. Y. 10153
                     ---------------------------------------
                      Name and Address of Agent for Service

It is proposed that this filing will become effective (check appropriate box)

|_|  immediately upon filing pursuant to paragraph (b)

|_|  on (date) pursuant to paragraph (b)

|X|  60 days after filing pursuant to paragraph (a) (1)

|_|  on (date) pursuant to paragraph (a) (1)

|_|  75 days after filing pursuant to paragraph (a) (2)

|_|  on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             ------------------------
                             Prospectus | May 1, 1999
                             ------------------------

           Lord Abbett
           Series Fund

               FPO
[LOGO](R) LORD ABBETT & CO.
          Investment Management
A Tradition of Performance Through Disciplined Investing

               As with all mutual funds, the Securities and Exchange Commission does not guaranee that the information in this prospectus is accurate or complete, and it has not judged this fund for investment merit. It is a criminal offense to state otherwise.

                               Table of Contents

                                                                            Page

                                    The Fund

    What you should know                Goal/Approach                        2
          about the fund                Main Risks                           2
                                        Past Performance                     3
                                        Fees and Expenses                    3

                                Your Investment

Information for managing                Purchases and Redemptions            4
       your fund account                Tax Status                           4
                                        Sales Charges and Service Fees       4
                                        Management                           5

                              For More Information

       How to learn more                Other Investment Techniques          6
          about the fund                Glossary of Shaded Terms             7
                                        Recent Performance                   8

                             Financial Information

 How to learn more about                Back Cover
      the fund and other
       Lord Abbett funds

                                    The Fund

GOAL/APPROACH

      The fund seeks long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, we look for companies using a three-step process.

      o Quantitative research is performed on a universe of large, seasoned U.S. and multinational companies to identify those whose stocks we think represent the best bargains.

      o Fundamental research is conducted to assess a company's operating environment, resources and strategic plans and to determine its prospects for exceeding the earnings expectations reflected in its stock price.

      o Business cycle analysis is used to assess the economic interest-rate sensitivity of our portfolio. This analysis helps us assess how adding or deleting stocks changes our portfolio's overall sensitivity to economic activity and interest rates.

      We believe that investors purchase and redeem our shares to meet long-term financial objectives rather than to try to take advantage of short-term price fluctuations. If so, their needs may be best served by investment seeking capital appreciation with less fluctuations in market value than the Standard & Poor's Composite Index of 500 Stocks ("S&P 500(R)"). For this reason, we try to keep our assets invested in securities that are selling at reasonable prices. Also, we are willing to forego some opportunities for gains when we believe they are too risky.

      We typically sell a stock when we think it is no longer a bargain, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or fall short of our expectations.

      While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could prevent the fund from realizing its investment objective.

MAIN RISKS

      While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

      Our performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks). Different types of stocks tend to shift in out of favor depending on market and economic conditions. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company bargain stocks might limit our downside risk because bargain stocks in theory are already underpriced. In addition, large, seasoned company stocks tend to be less volatile than small-company stocks. In the long run, we may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

      The fund is a diversified fund. With regard to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. In addition, because the fund serves as the underlying investment for variable contracts issued by life insurance companies, it is subject to certain additional diversification requirements imposed by the Internal Revenue Code.

We or the fund refers to the Growth and Income Portfolio, a portfolio of the Lord Abbett Series Fund (the "company"). The fund operates under the supervision of its Board, with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager

About each fund. The fund is a professionally managed portfolio of securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all funds, it cannot guarantee results.

Bargain stocks are stocks of companies that appear under-priced according to certain financial measurements of their intrinsic worth or business prospects.

Growth Stocks exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.

Large companies are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Seasoned companies are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

Small-company stocks are stocks of smaller companies which often are new and less established, with a tendency to be faster-growing but more volatile than large company stocks.

You should read this entire prospectus, including "Other Investment Techniques," which concisely des-cribes the other investment strategies, and their risks, used by the fund.


2     The Fund

                            Growth & Income Portfolio     Symbol: Class VC

PAST PERFORMANCE

      The information below provides some indication of the risks of investing in the fund, showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.

                                  Awaiting Data

--------------------------------------------------------------------------------
      The table below shows a comparison of the fund's class VC average annual total return to that of the S&P 500(R) Index. Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charge. All periods end on December 31, 1998.

Class                            1 Year     5 Years    10 Years  Inception(i)

VC                               0.00%       0.00%       0.00%      0.00%
--------------------------------------------------------------------------------
S&P 500(R)Index(ii)              0.00%       0.00%       0.00%      0.00%
--------------------------------------------------------------------------------

FEES AND EXPENSES

      Lord Abbett may waive its management fee and/or advance other expenses of the fund. Although each class must bear the expenses solely attributable to it, the classes are expected to experience cost savings over the aggregate amount that would be payable if each class were a separate fund because they have the same Directors, accountants, attorneys and share other general and administrative expenses. Any expenses which are not solely attributable to a specific class are allocated on the basis of the net assets of the respective classes. For the year ended December 31, 1998, the expenses borne by the portfolio amounted to $___________ or ________ of 1% of its average daily net assets.

Past performance is not a prediction of future results.

--------------------------------------------------------------------------------
(i)   The date of inception for class VC is: 12/11/94.

(ii) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs or management fees.

Management fees are payable to Lord Abbett for the fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as transfer agency, legal and share registration fees.


                                                                   The Fund    3

                                 Your Investmen

PURCHASES AND REDEMPTIONS

      This prospectus offers one class of shares, class VC. Shares are currently only sold to the separate accounts of the Life Companies at net asset value ("NAV"). Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the fund with respect to acquisition or redemption of shares. In selecting broker/dealers to execute portfolio transactions for the fund's portfolio, if two or more broker/dealers are considered capable of best execution, the fund may prefer the broker/dealer who has sold fund shares through the sale of such Variable Contracts.

TAX STATUS

      It is the intention of the fund to have the portfolio qualify, and for the fiscal year ended December 31, 1998, it did qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The fund distributes all of its net income and gains to its shareholders (including the separate accounts). The portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the portfolio are determined separately for purposes of determining whether the portfolio qualifies as a "regulated investment company" and for purposes of determining net ordinary income (or loss) and net realized capital gains (or losses).


SALES CHARGES AND SERVICE FEES

      Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts. The fund's plan has not been activated to date.

      Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      We may pay Additional Concessions to Authorized Institutions from time to time. Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for with such quotations are not available are valued at fair value under procedures approved by the Board.

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the fund to work with investment professionals that buy and/or sell shares of the fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Important Information. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and any dividend or distribution from your account.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


4     Your Investment

      Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

      The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

      The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended December 31, 1998, the fee paid to Lord Abbett was at an annual rate of .__ of 1% for the fund. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

      Lord Abbett uses a team of portfolio managers and analysts acting together to manage the company's investments. Robert G. Morris, Lord Abbett Partner, heads the team, the senior members of which are W. Thomas Hudson, Jr., Partner of Lord Abbett, and Eli Salzman. Messrs. Morris and Hudson have been with Lord Abbett for more than five years. Mr. Salzman joined Lord Abbett in 1997; prior to that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and was a Vice President at Mitchell Hutchins Asset Management, Inc. from 1986 to 1996.

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the fund and their risks.

      Adjusting Investment Exposure. The fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, currency exchange contracts, swap agreements, short sales of securities, indexed securities and rights and warrants. The fund may use these transactions to change the risk and return characteristics of the fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so. For More Information could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

      Borrowing. The fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not more than 331/3% of its total assets.

      Foreign Securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affect block trading. Foreign portfolio securities maybe traded on days when an underlying fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks


                                                            Your Investment    5

                              For More Information

      and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices.

      Illiquid Securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like. The fund may invest up to 15% of its assets in illiquid securities.

      Portfolio Securities Lending. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result of a loss or delay in recovering a fund's securities, if the borrower defaults. The fund will limit its securities loans to 331/3% of its total assets.

      Repurchase Agreements. In a repurchase agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, the fund could lose money.

GLOSSARY OF SHADED TERMS

      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.

RECENT PERFORMANCE

      Our mid-year concerns regarding the future health of world markets turned out to be extremely well-founded. As we feared, the Asian economic and currency crises, along with economic problems in Russia, had a negative impact on U.S. corporate profits and on U.S. investor confidence. As a result, investors focused on a very small number of the perceived "safer" largest growth stocks. The performance of out portfolio was negatively affected by this investor focus on large-capitalization growth stocks, which caused large value stocks to underperform.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

Any gains realized on a fund's transactions in options and financial futures will be treated as taxable long- or short-term capital gains.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans


6     For More Information

      Financial markets, meanwhile, have shown increased volatility over concern regarding the likelihood that corporate earnings will fall short of previous estimates and evidence of a global credit crunch. However, our expectation for the U.S. economy at this time is not recession, but rather that we have reached a turning point and will now see slower growth. Consumer activity, which comprises well over have the economy, continues to provide support for growth with additional gains seen in job creation, income and spending. Business spending, however, is slowing down and recession abroad is likely to reduce exports. Both developments will have a flattening effect on corporate profit growth.

12b-1 fees are payable regardless of expenses. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

Year 2000 issues. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

While year 2000-related computer problems could have a negative effect on each fund, Lord Abbett is working to avoid such problems and has assurances from each fund's service providers that they are taking similar steps. However, because the problem is unprecedented, we don't know whether these efforts will be successful. Accordingly, each fund may be adversely affected.


                                                       For More Information    7

8     For More Information

                             Financial Information

FINANCIAL HIGHLIGHTS

      The following financial highlights have been audited by Deloitte & Touche LLP independent auditors, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request. The total return information for the portfolio shown in the table below does not reflect expenses of a separate account or any variable contracts. If such charges were included, the total return figures would be lower for all periods shown. Further information about the portfolio's performance is contained in the Annual Report to shareholders which may be obtained without charge by calling one of the 800 numbers mentioned therein.


-------------------------------------------------------------------------------------------------------------
                                                            Growth & Income Portfolio - Class VC
                                        ---------------------------------------------------------------------
                                                                  Year Ended December 31,
Per Share Operating Performance:            1998            1997            1996          1995          1994

Net asset value, beginning of year      $  19.510       $  17.022       $  15.241     $   12.71     $   13.15
-------------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------------
 Net investment Income                       .360(a)         .393(a)         .408          .459           .41
-------------------------------------------------------------------------------------------------------------
 Net realized and unrealized
-------------------------------------------------------------------------------------------------------------
  gain (loss) on investments                2.149           3.755           2.563         3.332         (.045)
-------------------------------------------------------------------------------------------------------------
Total from investment operations            2.509           4.148           2.971         3.791          .365
-------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------
 Dividends from Net Investment Income       (.325)           (.34)           (.36)         (.36)         (.33)
-------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain      (1.045)          (1.32)           (.83)         (.90)        (.475)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year            $  20.649       $  19.510       $  17.022     $  15.241     $   12.71
-------------------------------------------------------------------------------------------------------------
Total Return(c)                             12.82%          24.34%          19.49%        29.82%         2.76%
-------------------------------------------------------------------------------------------------------------
Ratios/ Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year                $ 714,274       $ 512,438       $ 303,982     $ 193,575     $ 114,608
-------------------------------------------------------------------------------------------------------------
 Expenses, including waiver                   .51%            .52%            .52%          .52%          .59%
-------------------------------------------------------------------------------------------------------------
 Expenses, excluding waiver                   .00%            .52%            .52%          .52%          .59%
-------------------------------------------------------------------------------------------------------------
 Net investment income                       1.78%           2.02%           2.32%         2.91%         2.97%
-------------------------------------------------------------------------------------------------------------
                                                                  Year Ended December 31,
                                        ---------------------------------------------------------------------
Ratios/Supplemental Data:                   1998            1997            1996          1995          1994

Net assets, end of period (000)         $ 000,000        $ 512,438      $ 303,982     $ 193,575     $ 114,608
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                     76.62%           43.09%         48.93%        70.30%        68.94%
--------------------------------------------------------------------------------------------------------------
Average Commission per share
-------------------------------------------------------------------------------------------------------------
 paid on equity turnover                     0.01%            0.63%          0.65%         0.66%           N/A
-------------------------------------------------------------------------------------------------------------


(a) Calculated using average shares outstanding during the period. See Notes to Financial Statements.


                                                      Financial Information    9

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in class VC shares to the same investment in the Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------

                                 AWAITING DATA

--------------------------------------------------------------------------------
              Average Annual Total Return At Maximum Applicable

             Sales Charge For The Periods Ending December 31, 1998

                          1 Year        5 Years  10 Years (or Life)
            ------------------------------------------------------
             Class VC(2)   0.00%         0.00%          0.00%
            ------------------------------------------------------

--------------------------------------------------------------------------------
(1) Performance for the unmanaged S&P 500(R) Index does not reflect transaction costs, management fees or sales charges.

(2)   The class VC shares were first offered on 12/11/94.


10    Financial Information

                              --------------------
                              For More Information
                              --------------------

      More information on these funds is available free upon request, including:


ANNUAL/SEMI-ANNUAL REPORT

      Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.


STATEMENT OF ADDITIONAL INFORMATION ("SAI")

      Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone. Call the fund at: 800-426-1130

By mail.  Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203

Via the Internet. Text only versions of fund documents can be viewed online or downloaded from:

Lord, Abbett & Co.
http://www.lordabbett.com

SEC
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

      Series Fund

      The General Motors Building
      767 Fifth Avenue
      New York, NY 10153-0203
      ---------------------------
      SEC file number: 811-3942

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

LORD ABBETT SERIES FUND, INC.                                      May 1, 1999

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from Lord, Abbett & Co ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, N.Y. 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated May 1, 1999.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-831-LIFE with respect to Variable Contracts of Cova Financial Services Life Insurance Company and 800-342-6307 with respect to Variable Contracts of Great American Reserve Insurance Company.

TABLE OF CONTENTS                                                           Page

1.    Investment Objectives and Policies.......................................2

2.    Directors and Officers...................................................6

3.    Control Persons and Principal Holders of Securities......................9

4.    Investment Advisory and Other Services..................................10

5.    Portfolio Transactions..................................................11

6.    Net Asset Value of Fund Shares..........................................13

7.    Dividends and Distributions.............................................13

8.    Distribution Arrangements...............................................14

9.    Taxes...................................................................14

10.   Calculation of Performance Data.........................................15

11.   Financial Statements....................................................15

                                       1.
                       Investment Objectives and Policies

The Fund's investment objectives and policies are described in the Prospectus under "Goal/Approach," "Risks," and "Other Investment Techniques." In addition to those investment objectives, the Growth and Income Portfolio (the "Portfolio") is subject to the following investment restrictions which cannot be changed without approval of a majority of the outstanding shares of the Portfolio. The Portfolio may not: (1) sell short securities or buy securities or evidences of interests therein on margin, although it may obtain short-term credit necessary for the clearance of purchases of securities; (2) buy or sell put or call options, although it may buy, hold or sell rights or warrants, write covered call options and enter into closing purchase transactions as discussed below; (3) borrow money which is in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes (borrowings beyond 5% of such total assets may not be used for investment leverage to purchase securities but solely to meet redemption requests where the liquidation of the Portfolio's investment is deemed to be inconvenient or disadvantageous); (4) invest in securities or other assets not readily marketable at the time of purchase or subject to legal or contractual restrictions on resale except as described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" below; (5) act as underwriter of securities issued by others, unless it is deemed to be one in selling a portfolio security requiring registration under the Securities Act of 1933, such as those described under "Restricted or Not Readily Marketable Securities for the Fund's Portfolio" below; (6) lend money or securities to any person except that it may enter into short-term repurchase agreements with sellers of securities it has purchased, and it may lend its portfolio securities to registered broker-dealers where the loan is 100% secured by cash or its equivalent as long as it complies with regulatory requirements and the Fund deems such loans not to expose the Portfolio to significant risk (investment in repurchase agreements exceeding 7 days and in other illiquid investments is limited to a maximum of 5% of a Portfolio's assets); (7) pledge, mortgage or hypothecate its assets; however, this provision does not apply to permitted borrowing mentioned above or to the grant of escrow receipts or the entry into other similar escrow arrangements arising out of the writing of covered call options; (8) buy or sell real estate including limited partnership interests therein (except securities of companies, such as real estate investment trusts, that deal in real estate or interests therein), or oil, gas or other mineral leases, commodities or commodity contracts in the ordinary course of its business, except such interests and other property acquired as a result of owning other securities, though securities will not be purchased in order to acquire any of these interests; (9) invest more than 5% of its gross assets, taken at market value at the time of investment, in companies (including their predecessors) with less than three years' continuous operation; (10) buy securities if the purchase would then cause a Portfolio to have more than (i) 5% of its gross assets, at market value at the time of purchase, invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) 25% of its gross assets, at market value at the time of purchase, invested in securities issued or guaranteed by a foreign government, its agencies or instrumentalities; (11) buy voting securities if the purchase would then cause a Portfolio to own more than 10% of the outstanding voting stock of any one issuer; (12) own securities in a company when any of its officers, directors or security holders is an officer or director of the Fund or an officer, director or partner of the Investment Manager or sub-adviser, if after the purchase any of such persons owns beneficially more than 1/2 of 1% of such securities and such persons together own more than 5% of such securities;
(13) concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its gross assets (at market value at the time of investment) may be invested in any one industry classification used for investment purposes; or (14) buy securities from or sell them to the Fund's officers, directors, or employees, or to the Investment Manager or sub-adviser or to their partners, directors and employees.

Changes in Fund Objectives, Restrictions, Policies and Strategies

The Fund's investment objectives described in the Prospectus and the Fund's investment restrictions described above in this Statement of Additional Information, both can be changed only with the approval of a majority of the outstanding shares of the affected Portfolio. All of the Fund's policies and techniques, including those described below, can be changed without such approval.

Investment Techniques

The Fund intends to utilize from time to time one or more of the investment techniques described below, including covered call options, rights and warrants and repurchase agreements. It is the Fund's current intention that no more than 5% of the Portfolio's net assets will be at risk in the use of any one of such investment techniques. While some of these techniques involve risk when utilized independently, the Fund intends to use them to reduce risk and volatility in its Portfolio.

Covered Call Options. The Fund may write call options on securities it owns. A call option on stock gives the purchaser of the option, upon payment of a premium to the writer of the option, the right to call upon the writer to deliver a specified number of shares of a stock on or before a fixed date at a predetermined price.

The writing of call options will, therefore, involve a potential loss of opportunity to sell securities at higher prices. The writer of a fully collateralized call option assumes the full downside risk of the securities subject to such option. In addition, in exchange for the premium received, the writer of the call gives up the gain possibility of the stock appreciating beyond the call price. While an option that has been written is in force, the maximum profit that may be derived from the optioned stock is the sum of the premium (less brokerage commissions and fees) plus the difference between the strike price of the call and the market price of the underlying security.

The Fund's custodian will segregate cash, liquid high grade debt securities or other permitted securities in an amount not less than the value of the Fund's assets committed to written covered call options. If the value of the securities segregated declines, additional cash or permitted securities will be added on a daily basis (i.e., marked to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such written options.

Rights and Warrants. The Fund may invest in rights and warrants to purchase securities. Included within that amount, but not to exceed 2% of the value of the Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or American Stock Exchange.

Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class, or of a different issuer, as the case may be. Warrants represent the privilege to purchase securities at a stipulated price and are usually valid for several years. Rights and warrants generally do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.

Also, the value of a right or warrant may not necessarily change with the value of the underlying securities, and rights and warrants cease to have value if they are not exercised prior to their expiration date.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer-term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the Fund acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the Fund to present minimal credit risks. The Fund will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.

Restricted or Not Readily Marketable Securities for the Fund's Portfolio

Although the Fund has no current intention of investing in such securities in the foreseeable future, no more than 5% of the value of the Portfolio may be invested in securities with legal or contractual restrictions on resale ("restricted securities") (including securities qualifying for resale under SEC Rule 144A that are determined by the Board, or by Lord Abbett pursuant to the Board's delegation, to be liquid securities, restricted securities, repurchase agreements with maturities of more than seven days and over-the-counter options), other than repurchase agreements and those restricted securities which have a liquid market among certain institutions, including the Fund, and in securities which are not readily marketable.

Lending of Securities by the Fund's Portfolio

Although the Fund has no current intention of doing so in the foreseeable future, the Fund may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan the Fund will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 15% of the value of the Portfolio's total assets.

Portfolio Turnover Rates

For the fiscal year ended December 31, 1998, the portfolio turnover rate of the Portfolio was % compared to 43.09% for the prior fiscal year.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President

The following outside directors are also directors or trustees of twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68. John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company. Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third column sets forth information with respect to the equity-based benefits accrued for outside directors by the Lord Abbett-sponsored funds. The fourth sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                                               For the Fiscal Year Ended December 31, 1998
                                               -------------------------------------------
         (1)                  (2)                  (3)                    (4)
                                               Pension or             For Year Ended
                                               Retirement Benefits    December 31, 1998
                                               Accrued by the         Total Compensation
                           Aggregate           Fund and               Accrued by the Fund and
                           Compensation        Twelve Other Lord      Twelve Other Lord
                           Accrued by          Abbett-sponsored       Abbett-sponsored
Name of Director           the Fund(1)         Funds(2)               Funds(3)
----------------           -----------         --------               --------

E. Thayer Bigelow           $                  $17,068              $56,000
Stewart S. Dixon            $                  $32,190              $55,000
John C. Jansing             $                  $45,085(4)           $55,000
C. Alan MacDonald           $                  $30,703              $57,400
Hansel B. Millican, Jr.     $                  $37,747              $55,000
Thomas J. Neff              $                  $19,853              $56,000

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended December 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election. Each plan also provides for a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Fund as of December 31, 1998 deemed invested in Fund shares, including dividends reinvested and changes in net asset value
      applicable to such deemed investments, were: Mr. Bigelow, $     Mr. Dixon,
      $     ; Mr. Jansing, $     ; Mr. MacDonald, $     ; Mr. Millican, $
      and Mr. Neff, $      . If the amounts deemed invested in Fund shares were
      added to each director's actual holdings of Fund shares as of December 31, 1998, each would own, the following: Mr. Bigelow, shares; Mr. Dixon, shares; Mr. Jansing, shares; Mr. McDonald, shares; Mr. Millican, shares; and Mr. Neff, shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan, which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Brown, Carper, Hilstad, Hudson, Morris and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice President

W. Thomas Hudson, age 56

Vice Presidents

Paul A. Hilstad, age 56 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Zane E. Brown, age 46

Daniel E. Carper, age 46

Robert G. Morris, age 53

Lawrence H. Kaplan, age 41 (with Lord Abbett since 1997 - formerly, Vice President and Chief Counsel of Salomon Brothers Asset Management Inc (1995-1997); prior thereto, Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. (1990-1995))

Thomas F. Konop, age 56

A. Edward Oberhaus, age 38

Keith O'Connor, age 42

John J. Walsh, age 62, Vice Presidents

Treasurer

Donna M. McManus, age 38, Treasurer (with Lord Abbett since 1996; formerly a Senior Manager at Deloitte & Touche LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called at the request of a majority of the Board of Directors or by stockholders holding at least one-quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies. Under the By-Laws and in accordance with the Act, stockholder approval of the independent auditors of the Fund will not be required except when such meetings are held.

                                       3.
  Control Persons and Principal Holders of Securities Substantial Shareholders

As of March 31, 1998, COVA Variable Annuity Accounts One, Five, Six, and Seven, separate accounts of COVA Financial Services Life Insurance Company, One Tower Lane, Oakbrook Terrace, Illinois 60181 ("COVA Life"), was known to the Board of Directors and the management of the Fund to own of record 28,282,357 shares representing 99.93% of the total shares issued and outstanding of the Portfolio. As of the same date, Great American Reserve Insurance Company, 11815 North Pennsylvania St., Carmel, Indiana 46032, and Sun Life of Canada (U.S.), 1 Copley Place, Suite 200, Boston, Massachusetts 02116 were so known to own of record 1,408 shares representing .01% and 46 shares representing less than 1/2 of 1%, respectively. Also, as of such date, Lord Abbett was known to own of record 17,653 shares representing .06% of the total shares issued and outstanding. As of that date, the officers and directors of the Fund together owned no Variable Contracts.

                                       4.
                     Investment Advisory and Other Services

As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Eight of the general partners of Lord Abbett are officers and/or directors of the Fund and are identified as follows: Zane E. Brown, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, W. Thomas Hudson, Robert G. Morris, and John J. Walsh. The other general partners of Lord Abbett are Stephen
I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Stephen I. McGruder, Michael B. McLaughlin, Robert J. Noelke, Mark R. Pennington and Christopher J. Towle.

The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

Lord Abbett acts as investment manager for twelve other investment companies comprising the Lord Abbett family of funds. The names of these investment companies are:

                        Lord Abbett Affiliated Fund, Inc.
                      Lord Abbett Bond-Debenture Fund, Inc.
                    Lord Abbett Developing Growth Fund, Inc.
                          Lord Abbett Global Fund, Inc.
                      Lord Abbett Mid-Cap Value Fund, Inc.
                     Lord Abbett Tax-Free Income Fund, Inc.
                        Lord Abbett Tax-Free Income Trust
                             Lord Abbett Equity Fund
         Lord Abbett U.S. Government Securities Money Market Fund, Inc.
                          Lord Abbett Securities Trust
                          Lord Abbett Investment Trust
                         Lord Abbett Research Fund, Inc.

The services to be provided by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund on behalf of the Portfolio is obligated to pay Lord Abbett a monthly fee, based on the average daily net assets of the Portfolio for each month, at the annual rate of 0.50 of 1%. For the fiscal years ended December 31, 1996, 1997 and 1998, Lord Abbett
received $1,234,273, $2,019,891 and $           in advisory fees, respectively.

The Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Fund's shares under federal and state securities laws, expenses of printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by the Fund's Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in the Fund's annual report to shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       5.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received form brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

During the fiscal years ended December 31, 1998, 1997 and 1996, the total dollar
amounts of brokerage commissions paid by the Fund were $           , $
and $          , respectively.

                                       6.
                         Net Asset Value of Fund Shares

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases and Redemptions."

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") (normally at 4:00 P.M. Eastern Standard
Time) on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Valuation of Securities Held in the Portfolio

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

                                       7.
                           Dividends and Distributions

It is the Fund's intention to distribute substantially all the net investment income, if any, of the Portfolio. For dividend purposes, net investment income of the Portfolio will consist of dividends and/or interest earned by the Portfolio less the expenses of such Portfolio.

All net realized capital gains of the Fund, if any, are declared and distributed annually.

                                       8.
                            Distribution Arrangements

General

Lord Abbett Distributor LLC ("Lord Abbett Distributor") serves as the distributor in connection with the offering of the Fund's shares. In connection with the sale of its shares, the Fund has authorized Lord Abbett Distributor to provide only such information and to make only such statements and representations which are not materially misleading or which are contained in the Fund's then current Prospectus or Statement of Additional Information or shareholder reports in such financial and other statements which are furnished to Lord Abbett by the Fund.

The Fund and Lord Abbett Distributor are parties to a Distribution Agreement that continues in force until December, 1999. The Distribution Agreement may be terminated by either party and will automatically terminate in the event of its assignment. The Distribution Agreement may be renewed annually if specifically approved by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund provided that any such renewal shall be approved by the vote of a majority of the Directors who are not parties to the Distribution Agreement and are not "interested persons" of the Fund and have no direct or indirect financial interest in the operation of the Distribution Agreement.

                                       9.
                                      Taxes

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Under such provisions, the Fund will not be subject to Federal income tax on that part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Portfolio will be treated as a separate entity for Federal income tax purposes and, therefore, the investments and results of the Portfolio are determined separately for purposes of determining whether the Fund qualifies as a regulated investment company and for purposes of determining the Fund's net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other related income and derive less than 30% of its gross income in each taxable year from the gains (without deduction for losses) from the sale or other disposition of securities (including, in certain circumstances, gains from options, futures, forward contracts and foreign currencies) held for less than three months.

                                       10.
                         Calculation of Performance Data

The Portfolio's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                  P(1+T)^n = ERV
where

P   =       a hypothetical initial payment of $1000
T   =       average annual total return
n   =       number of years
ERV =       ending redeemable value of the hypothetical $1000 purchase at the end of the period.

Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

Using this method to compute average annual compounded rates of total return for the Portfolio's last one, five and the life of the fund periods ending on December 31, 1998 were: 24.34%, 17.87% and 16.56%, respectively.

                                       11.
                              Financial Statements

The financial statements for the fiscal year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Series Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C                  OTHER INFORMATION

This Post-Effective Amendment No. 16 (the "Amendment") to the Registrant's Registration Statement relates only to Series Fund - class VC.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                            POST-EFFECTIVE
                                             AMENDMENT NO.
                                             -------------
Bond Debenture Portfolio- Class VC                13
Mid-Cap Value Portfolio- Class VC                 14
International Portfolio- Class VC                 15

Item 23 Exhibits

            (a) Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. to the Registration Statement on Form N-1A filed on .

            (b)   By-Laws filed herewith.

            (c) Instruments Defining Rights of Security Holders incorporated by reference.

            (d)   Investment Advisory Contracts incorporated by reference.

            (e)   Underwriting Contracts incorporated by reference.

            (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 7, 1994.

            (g)   Custodian Agreements incorporated by reference.

            (h)   Other Material Contracts incorporated by reference.

            (i)   Legal Opinion incorporated by reference.

            (j)   Other Opinion. Consent of Independent Auditors filed herewith.

            (k)   Omitted Financial Statements incorporated by reference.

            (l)   Initial Capital Agreements incorporated by reference.

            (m) Rule 12b-1 Plan incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.

            (n)   Financial Data Schedule. Filed herewith.

            (o) Rule 18f-3 Plan. Incorporated by reference to Post Effective Amendment No. 12 filed on August 29, 1996.

Item 24 Persons Controlled by or Under Common Control with the Fund

            None.

Item 25 Indemnification

            All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26 Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment adviser for twelve other investment companies (of which it is principal underwriter for thirteen) and as investment adviser to approximately 8,300 private accounts as of September 30, 1998. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or Trustee of any entity.

Item 27 Principal Underwriters

      (a)   Lord Abbett Mid-Cap Value Fund, Inc.
            Lord Abbett Bond-Debenture Fund, Inc.
            Lord Abbett Developing Growth Fund, Inc.
            Lord Abbett Tax-Free Income Fund, Inc.
            Lord Abbett Global Fund, Inc.
            Lord Abbett U.S. Government Money Market Fund, Inc.
            Lord Abbett Equity Fund
            Lord Abbett Tax-Free Income Trust
            Lord Abbett Affiliated Fund, Inc.
            Lord Abbett Investment Trust
            Lord Abbett Research Fund, Inc.
            Lord Abbett Securities Trust

            Investment Advisor
            American Skandia Trust (Lord Abbett Growth & Income Portfolio)

      (b)   The partners of Lord, Abbett & Co. are:

            Name and Principal            Positions and Offices
            Business Address (1)          with Registrant
            --------------------          ---------------

            Robert S. Dow                 Chairman and President
            W. Thomas Hudson              Executive Vice President
            Paul A. Hilstad               Vice President & Secretary
            Zane E. Brown                 Vice President
            Daniel E. Carper              Vice President
            Robert G. Morris              Vice President
            John J. Walsh                 Vice President

            The other general partners of Lord Abbett & Co. who are neither officers nor directors of the

            Registrant are Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, Thomas W. Hudson, Jr., Stephen I. McGruder, Michael McLaughlin, Robert J. Noelke, R. Mark Pennington, and Christopher J. Towle.

            Each of the above has a principal business address: 767 Fifth Avenue, New York, NY 10153

      (c)   Not applicable

Item 28 Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29 Management Services

            None

Item 30 Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                POWER OF ATTORNEY

      Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Thomas
F. Konop, and Lawrence H. Kaplan , and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                          Title                        Date
----------                          -----                        ----

                                 Chairman, President
/s/Robert S. Dow                 and Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
Robert S. Dow

/s/E.Thayer Bigelow                  Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
E. Thayer Bigelow

/s/William H.T. Bush                 Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
William H. T. Bush

/s/Robert B. Calhoun                 Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
Robert B. Calhoun

/s/Stewart S. Dixon                  Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
Stewart S. Dixon

/s/John C. Jansing                   Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
John C. Jansing

/s/C. Alan MacDonald                 Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
C. Alan MacDonald

/s/Hansel B. Millican, Jr..          Director/Trustee              2/26/99
---------------------------   ---------------------------   -------------------
Hansel B. Millican, Jr.

/s/Thomas J. Neff                     Director/Trustee             2/26/99
---------------------------   ---------------------------   -------------------
Thomas J. Neff

                                    BY-LAWS

                                       OF

                         LORD ABBETT SERIES FUND, INC.

                                   ARTICLE I
                                    OFFICES

      Section 1. Principal Office. The principal office of the Corporation in Maryland shall be in the City of Baltimore, and the name of the resident agent in charge thereof is The Prentice-Hall Corporation Systems, Maryland.

      Section 2. Other Offices. The Corporation may also have an office in the City and State of New York and offices at such other places as the Board of Directors may from time to time determine.

                                   ARTICLE II
                              STOCKHOLDERS MEETINGS

      Section 1. Annual Meetings. The Corporation shall not hold an annual meeting of its stockholders in any fiscal year of the Corporation unless required in accordance with the following sentence. The Chairman of the Board or the President shall call an annual meeting of the stockholders when the election of directors is required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and the

Chairman of the Board, the President, a Vice President, the Secretary or any director shall call an annual meeting of stockholders at the request in writing of a majority of the Board of Directors or of stockholders holding at least one quarter of the stock of the Corporation outstanding and entitled to vote at the meeting. Any annual meeting of the stockholders held pursuant to the foregoing sentence shall be held at such time and at such place, within the City of New York or elsewhere, as may be fixed by the Chairman of the Board or the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote, as the case may be, and as may be stated in the notice setting forth such call, provided that any stockholders requesting such meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to the stockholders. Any meeting of stockholders held in accordance with this Section 1 shall for all purposes constitute the annual meeting of stockholders for the fiscal year of the Corporation in which the meeting is held and, without limiting the generality of the foregoing, shall be held for the purposes of (a) acting on any such matter of matters so required to be acted on by stockholders under the Investment Company Act of 1940, as amended, and (b) electing directors, and for transacting such other business as may properly be bought before the meeting. Only such business, in addition to that prescribed by law, by the Articles of Incorporation and by these By-Laws, may be brought before such meeting as may be specified by resolution of the Board of Directors or by writing filed with the Secretary of the Corporation and signed by the Chairman of the Board or by the President or by a majority of the directors or by stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting.

      Section 2. Special meetings. Special meetings of the stockholders for any purpose or purposes may be held upon call by the Chairman of the Board or by a majority of the Board of Directors, and shall be called by the Chairman of the Board, the President, a Vice President, the Secretary or any director at the request in writing of a majority of the Board of Directors or of stockholders holding at least one-quarter of the stock of the Corporation outstanding and entitled to vote at the meeting, at such time and at such place where an annual meeting of stockholders could be held, as may be fixed by the Chairman of the Board, the President or the Board of Directors or by the stockholders holding at least one-quarter of the stock of the Corporation outstanding and so entitled to vote, as the case may be, and as may be stated in the notice setting forth such call. Such request shall state the purpose or purposes of the proposed meeting, and only such purpose or purposes so specified may properly be brought before such meeting.

        Section 3. Notice of Meetings. Written or printed notice of every annual or special meeting of stockholders, stating the time and place thereof and the general nature of the business proposed to be transacted at any such meeting, shall be delivered personally or mailed not less than 10 nor more than 90 days previous thereto to each stockholder of record entitled to vote at the meeting at his address as the same appears on the books of the Corporation. Meetings may be held without notice if all of the stockholders entitled to vote are present or represented at the meeting, or if notice is waived in writing, either before or after the meeting, by those not present or represented at the meeting. No notice of an adjourned meeting of the stockholders other than an announcement of the time and place thereof at the preceding meeting shall be required.

      Section 4. Quorum. The presence in person or by proxy of the holders of a majority of the Shares of all Classes issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders except as otherwise provided by law or in the Articles of Incorporation and except that where the holders of Shares of any Class are entitled to a separate vote as a Class (a "Separate Class") or where the holders of Shares of two or more (but not all) Classes are required to vote as a single Class (a "Combined Class"), the presence in person or by proxy of the holders of a majority of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all Classes, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all Classes, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all Classes, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of a majority of the Shares of all Classes or of the affected Class or Classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law or the Articles of Incorporation, for action upon any given matter shall not prevent action of such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such matter or matters.

      Section 5. Voting. All elections shall be had and all questions decided by a majority of the votes cast, without regard to Class, at a duly constituted meeting, except as otherwise provided by law or by the Articles of Incorporation or by these By-Laws and except that with respect to a question as to which the holders of Shares of any Class or Classes are entitled or required to vote as a Separate Class or a Combined Class, as the case may be, such question shall be decided as to such Separate Class or such Combined Class, as the case may be, by a majority of the votes cast by Shares of such Separate Class or such Combined Class, as the case may be.

      With respect to all Shares having voting rights (a) a shareholder may vote the Shares owned of record by him either in person or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact, provided that no proxy shall be valid after eleven months from its date unless otherwise provided in the proxy and (b) in all elections for directors every shareholder shall have the right to vote, in person or by proxy, the Shares owned of record by him, for as many persons as there are directors to be elected and for whose election he has a right to vote.

                                   ARTICLE III
                               BOARD OF DIRECTORS

      Section 1. General Powers. The property, affairs and business of the corporation shall be managed by the Board of Directors, provided, however, that the Board of Directors may authorize the Corporation to enter into an agreement or agreements with any person, corporation, association, partnership or other organization, subject to the Board's supervision and control, for the purpose of providing managerial, investment advisory and related services to the Corporation which may include management or supervision of the investment portfolio of the Corporation.

      Section 2. Number, Class Quorum, Election, Term of Office and Qualifications. The Board of Directors of the Corporation shall consist of not less than three or more than fifteen persons, none of whom need be stockholders of the corporation. The number of directors (within the above limits) shall be determined by the Board of Directors from time to time, as it sees fit, by vote of a majority of the whole Board. Directors shall consist of one class only. The directors shall be elected at each annual meeting of stockholders and, whether or not elected for a specific term, shall hold office, unless sooner removed, until their respective successors are elected and qualify.

      One-third of the whole Board, but in no event less than two, shall constitute a quorum for the transaction of business, but if at any meeting of the Board there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time until a quorum shall have been obtained, when any business may be transacted which might have been transacted at the meeting as originally convened. No notice of an adjourned meeting of the directors other than an announcement of the time and place thereof at the preceding meeting shall be required. The acts of the majority of the directors present at any meeting at which there is a quorum shall be the acts of the Board, except as otherwise provided by law, by the Articles of Incorporation or by these By-Laws.

      Section 3. Vacancies. The Board of Directors, by vote of a majority of the whole Board, may elect directors to fill vacancies in the Board resulting from an increase in the number of directors or from any other cause. Directors so chosen shall hold office until their respective successors are elected and qualify, unless sooner displaced pursuant to law or these By-Laws. The stockholders, at any meeting called for the purpose, may, with or without cause, remove any director by the affirmative vote of the holders of a majority of the votes entitled to be cast, and at any meeting called for the purpose may fill the vacancy in the Board thus caused.

      Section 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and place, within or without the State of Maryland, as may from time to time be fixed by Resolution of the Board or as may be specified in the notice of any meeting. No notice of regular meetings of the Board shall be required except as required by the Investment Company Act of 1940, as amended.

      Section 5. Special Meetings. Special meetings of the Board of Directors may be called from time to time by the Chairman of the Board, the President, any Vice President or any two directors. Each special meeting of the Board shall be held at such place, either within or outside of the State of Maryland, as shall be designated in the notice of such meeting. Notice of each such meeting shall be mailed to each director, at his residence or usual place of business, at least two days before the day of the meeting, or shall be directed to him at such place by telegraph or cable, or be delivered to him personally not later than the day before the day of the meeting. Every such notice shall state the time and place of the meeting but need not state the purposes thereof, except as otherwise expressly provided in these By-Laws or by statute.

      Section 6. Telephonic Conference Meetings. Any meeting of the Board or any committee thereof may be held by conference telephone, regardless where each director may be located at the time, by means of which all persons participating in the meeting can hear each other, and participation in such meeting in such manner shall constitute presence in person at such meeting, except where the Investment Company Act of 1940, as amended, specifically requires that the vote of such director be cast in person.

      Section 7. Fees and Expenses. The directors shall receive such fees and expenses for services to the Corporation as may be fixed by the Board of Directors, subject however, to such limitations as may be provided in the Articles of Incorporation. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent or otherwise and receiving compensation therefor.

      Section 8. Transactions with Directors. Except as otherwise provided by law or in the Articles of Incorporation, a director of the Corporation shall not in the absence of fraud be disqualified from office by dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall any transaction or contract of the Corporation be void or voidable or affected by reason of the fact that any director, or any firm of which any director is a member, or any corporation of which any director is an officer, director or stockholder, is in any way interested in such transaction or contract; provided that at the meeting of the Board of Directors, at which said contract or transaction is authorized or confirmed, the existence of an interest of such director, firm or corporation is disclosed or made known and there shall be present a quorum of the Board of Directors a majority of which, consisting of directors not so interested, shall approve such contract or transaction. Nor shall any director be liable to account to the Corporation for any profit realized by him from or through any such transaction or contract of the Corporation ratified or approved as aforesaid, by reason of the fact that he or any firm of which he is a member, or any corporation of which he is an officer, director, or stockholder, was interested in such transaction or contract. Directors so interested may be counted when present at meetings of the Board of Directors for the purpose of determining the existence of a quorum. Any contract, transaction or act of the Corporation or of the Board of Directors (whether or not approved or ratified as hereinabove provided) which shall be ratified by a majority of the votes cast at any annual or special meeting at which a quorum is present called for such purpose, or approved in writing by a majority in interest of the stockholders having voting power without a meeting, shall, except as otherwise provided by law, be valid and as binding as though ratified by every stockholder of the Corporation.

      Section 9. Committees. The Board of Directors may, by resolution adopted by a majority of the whole Board, designate one or more committees each such committee to consist of two or more directors of the Corporation, which, to the extent permitted by law and provided in said resolution, shall have and may exercise the powers of the Board over the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. A majority of the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the membership of, to fill vacancies in, or to dissolve any such committee.

      Section 10. Written Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or by any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes or proceedings of the Board or committee.

      Section 11. Waiver of Notice. Whenever under the provisions of these By-Laws, or of the Articles of Incorporation, or of any of the laws of the State of Maryland, or other applicable statue, the Board of Directors is authorized to hold any meeting or take any action after notice or after the lapse of any prescribed period of time, a waiver thereof, in writing, signed by the person or persons entitled to such notice or lapse of time, whether signed before or after the time of meeting or action stated herein, shall be deemed equivalent thereto. The presence at any meeting of a person or persons entitled to notice thereof shall be deemed a waiver of such notice as to such person or persons.

                                   ARTICLE IV
                                    OFFICERS

      Section 1. Number and Designation. The Board of Directors shall each year appoint from among their members a Chairman and a President of the Corporation, and shall appoint one or more Vice Presidents, a Secretary and a Treasurer and, from time to time, any other officers and agents as it may deem proper. Any two of the above mentioned offices, except those of the President and a Vice President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by law or by these By-Laws to be executed, acknowledged or verified by any two or more officers.

      Section 2. Term of Office. The term of office of all officers shall be one year or until their respective successors are chosen; but any officer or agent chosen or appointed by the Board of Directors may be removed, with or without cause, at any time, by the affirmative vote of a majority of the members of the Board then in office.

      Section 3. Duties. Subject to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally appertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors.

                                    ARTICLE V
                              CERTIFICATE OF STOCK

      Section 1. Form and Issuance. Each stockholder of the Corporation, of a particular Class, shall be entitled upon request, to a certificate or certificates, in such form as the Board of Directors may from time to time prescribe, which shall represent and certify the number of shares of stock of the Corporation of that Class of stock owned by such stockholder. The certificates for shares of stock of the Corporation shall bear the signature, either manual or facsimile, of the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, and shall be sealed with the seal of the Corporation or bear a facsimile of such seal. The validity of any stock certificate shall not be affected if any officer whose signature appears thereon ceases to be an officer of the Corporation before such certificate is issued.

      Section 2. Transfer of Stock. The shares of stock of the Corporation of any Class shall be transferable on the books of the Corporation by the holder thereof in person or by a duly authorized attorney, upon surrender for cancellation of a certificate or certificates for a like number of shares, with a duly executed assignment and power of transfer endorsed thereon or attached thereto, or, if no certificate has been issued to the holder in respect of shares of stock of the Corporation, upon receipt of written instructions, signed by such holder, to transfer such shares from the account maintained in the name of such holder by the Corporation or its agent. Such proof of the authenticity of the signatures as the Corporation or its agent may reasonably require shall be provided.

      Section 3. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any stock of the Corporation of any Class shall immediately notify the Corporation of any loss, theft, destruction or mutilation of any certificate therefore, and the Board of Directors may, in its discretion, cause to be issued to him a new certificate or certificates of stock of the same Class, upon the surrender of the mutilated certificate or in case of loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft or destruction of the certificate upon satisfactory proof of such loss, theft, or destruction; and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give to the Corporation and to such registrar or transfer agent as may be authorized or required to countersign such new certificate or certificates a bond, in such sum as they may direct, and with such surety or sureties, as they may direct, as indemnity against any claim that may be made against them or any of them on account of or in connection with the alleged loss, theft, or destruction of any such certificate.
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                                       15


      Section 4. Record Date. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining stockholders, of any Class, entitled to notice of, or to vote at, any meeting of stockholders of any Class, or stockholders of any Class entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of stockholders of any Class for any other proper purpose. Such date, in any case, shall be not more than 90 days, and in case of a meeting of stockholders, not less than 10 days, prior to the date on which the particular action requiring such determination of stockholders is to be taken. In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 20 days prior to the date of any meeting of stockholders or the date for payment of any divided or the allotment of rights. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least 10 days immediately preceding such meeting. If no record date for the determination of stockholders entitled to notice of, or to vote at, a meeting of stockholders shall be at the close of business on the day on which notice of the meeting is mailed or the day 30 days before the meeting, whichever is the closer date to the meeting, and the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors declaring the dividend or allotment of rights is adopted,
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                                       16


provided that the payment or allotment date shall not be more than 90 days after the date of the adoption of such resolution.

                                   ARTICLE VI
                                 CORPORATE BOOKS

      The books of the Corporation may be kept outside the State of Maryland at such place or places as the Board of Directors may from time to time determine. The original or duplicate stock ledger shall be maintained at the office of the Corporation's transfer agent.

                                   ARTICLE VII
                                   SIGNATURES

      Except as otherwise provided in these By-Laws or as the Board of Directors may generally or in particular cases authorize the execution thereof in some other manner, all deeds, leases, transfers, contracts, bonds, notes, checks, drafts and other obligations made, accepted or endorsed by the Corporation and all endorsements, assignments, transfers, stock powers or other instruments of transfer of securities owned by or standing in the name of the Corporation shall be signed or executed by two officers of the Corporation, who shall be the Chairman, the President or a Vice President and a Vice President, the Secretary or the Treasurer.
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                                       17


                                  ARTICLE VIII
                                   FISCAL YEAR

      The fiscal year of the Corporation shall be established by resolution of the Board of Directors of the Corporation.

                                   ARTICLE IX
                                 CORPORATE SEAL

      The corporate seal of the Corporation shall consist of a flat faced circular die with the word "Maryland" together with the name of the Corporation, the year of its organization, and such other appropriate legend as the Board of Directors may from time to time determine, cut or engraved thereon. In lieu of the corporate seal, when so authorized by the Board of Directors or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

                                    ARTICLE X
                                 INDEMNIFICATION

      As part of the consideration for agreeing to serve and serving as a director of the Corporation, each director of the Corporation shall be indemnified by the Corporation against every judgment, penalty, fine, settlement, and reasonable expense (including attorneys' fees) actually incurred by the director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director was, is, or is threatened to be made a named defendant or respondent (or otherwise becomes a party) by reason of such director's service in that capacity or status as such, and the amount of every such judgment, penalty, fine, settlement and reasonable expense so incurred by the director shall be paid by the Corporation or, if paid by the director, reimbursed to the director by the Corporation, subject only to the conditions and limitations imposed by the applicable provisions of Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland and by the provisions of Section 17(h) of the United States Investment Company Act of 1940 as interpreted and as required to be implemented by Securities and Exchange Commission Release No. IC-11330 of September 4, 1980. The foregoing shall not limit the authority of the Corporation to indemnify any of its officers, employees, or agents to the extent consistent with applicable law.

                                   ARTICLE XI
                                   AMENDMENTS

      All By-Laws of the Corporation shall be subject to alteration, amendment, or repeal, and new By-Laws not inconsistent with any provision of the Articles of Incorporation of the Corporation may be made, either by the affirmative vote of the holders of record of a majority of the outstanding stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided notice of the proposed alteration, amendment or repeal of the proposed new By-Laws is included in or accompanies the notice of such meeting, or by the affirmative vote of a majority of the whole Board of Directors given at a regular or special meeting of the Board of Directors, provided that the notice of any such special meeting indicates that the By-Laws are to be altered, amended, repealed, or that new By-Laws are to be adopted.

                                   ARTICLE XII
                 COMPLIANCE WITH INVESTMENT COMPANY ACT OF 1940

      Investment Company Act of 1940. No provision of the By-Laws of the Corporation shall be given effect to the extent inconsistent with the requirements of the Investment Company Act of 1940, as amended.
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